EXHIBIT 99.9
                                ESCROW AGREEMENT
                                ----------------

This Escrow Agreement is entered into as of August 3, 2000, by and among GlobalMedia.com, a Nevada corporation (the "Buyer"), Magnitude Network, Inc., a Delaware corporation (the "Company"; together with Buyer, "Interested Parties") and State Street Bank and Trust Company (the "Escrow Agent").

WHEREAS, the Buyer and the Company have entered into an Asset Purchase Agreement dated August 3, 2000 (the "Purchase Agreement"), pursuant to which the
     Buyer will purchase certain of the assets and assume certain of the liabilities of the Company (the "Acquisition");

WHEREAS, the Purchase Agreement provides that an escrow account will be established to secure the indemnification obligations of the Company to the Buyer; and

WHEREAS, the parties hereto desire to establish the terms and conditions pursuant to which such escrow account will be established and maintained;

NOW, THEREFORE, the parties hereto hereby agree as follows:

     1. CONSENT OF COMPANY STOCKHOLDERS. The Company has consented to: (a) the establishment of this escrow to secure the Company's indemnification obligations under Section 8 of the Purchase Agreement in the manner set forth herein, and
(b) all of the other terms, conditions and limitations in this Escrow Agreement.

     2. ESCROW AND INDEMNIFICATION.

     (a) ESCROW OF SHARES. Simultaneously with the execution of this Escrow Agreement, the Buyer shall deposit with the Escrow Agent a certificate for 416,486 shares of common stock of the Buyer (the "Escrow Shares"), as determined pursuant to Section 1.5(a) of the Purchase Agreement, issued in the name of the Escrow Agent or its nominee. The Escrow Agent hereby acknowledges receipt of such stock certificate. The Escrow Shares shall be held as a trust fund and shall not be subject to any lien, attachment, trustee process or any other judicial process of any creditor of any party hereto. The Escrow Agent agrees to hold the Escrow Shares in an escrow account (the "Escrow Account"), subject to the terms and conditions of this Escrow Agreement.

     (b) INDEMNIFICATION. The Company has agreed in Section 8 of the Purchase Agreement to indemnify and hold harmless the Buyer from and against specified Damages (as defined in Section 8.1 of the Purchase Agreement). The Escrow Shares shall be security for such indemnity obligation of the Company, subject to the limitations, and in the manner provided, in this Escrow Agreement.

     (c) DIVIDENDS, ETC. Any securities distributed in respect of or in exchange for any of the Escrow Shares, whether by way of stock dividends, stock splits or otherwise, shall be issued in the name of the Escrow Agent or its nominee, and shall be delivered to the Escrow Agent, who shall hold such securities in the Escrow Account. Such securities shall be considered Escrow Shares for purposes hereof. Any cash dividends or property (other than securities) distributed in respect of the Escrow Shares shall promptly be distributed by the Escrow Agent to the Company at the address in Section 8 (or such other address as may be provided in writing to the Escrow Agent by the Company).

     (d) VOTING OF SHARES. In accordance with Section 6 of this Escrow Agreement, the Company shall have the right, in its sole discretion, to direct the Escrow Agent in writing as to the exercise of any voting rights pertaining to the Escrow Shares, and the Escrow Agent shall comply with any such written instructions. In the absence of such instructions, the Escrow Agent shall not vote any of the Escrow Shares. The Company shall have no obligation to solicit consents or proxies from the Company's stockholders for purposes of any such vote.

     (e) TRANSFERABILITY. Pursuant to Section 9 of the Purchase Agreement, the Company may sell, transfer or otherwise assign any or all of its right, title and interest in and to the Escrow Shares. Notice of any such sale, transfer or assignment shall be given to the Escrow Agent and the Buyer, and no such sale, transfer or assignment shall be valid for purposes of this Escrow Agreement until such notice is given.

     3. DISTRIBUTION OF ESCROW PROPERTY (AS DEFINED IN SECTION 5 BELOW) AND ESCROW SHARES.

          (a) The Escrow Agent shall distribute the Escrow Property and Escrow Shares only in accordance with (i) a written instrument delivered to the Escrow Agent that is executed by both the Buyer and the Company and that instructs the Escrow Agent as to the distribution of some or all of the Escrow Property and Escrow Shares, (ii) an order of a court of competent jurisdiction, a copy of which is delivered to the Escrow Agent by either the Buyer or the Company, that instructs the Escrow Agent as to the distribution of some or all of the Escrow Property and Escrow Shares, or
     (iii) the provisions of Section 3(b) hereof.

          (b) Within two business days after the date that is twelve months following the date of this Escrow Agreement (the "Termination Date"), the Escrow Agent shall distribute to the Company all of the Escrow Property and Escrow Shares then held in escrow, registered in the name of the Company. Notwithstanding the foregoing, if the Buyer has previously delivered to the Escrow Agent a copy of a Claim Notice (as defined in Section 8.3 of the Purchase Agreement) and the Escrow Agent has not received written notice of the resolution of the claim covered thereby, the Escrow Agent shall retain in escrow after the Termination Date such Escrow Shares as have a Value (as defined in Section 4 below) equal to the Claimed Amount covered by such Claim Notice; provided that, in the event insufficient Escrow Shares remain in escrow, then Escrow Agent shall retain in escrow after the Termination Date such Escrow Property as shall have a value, together with the remaining Escrow Shares (if any) such that the aggregate value of the retained Escrow Property and Escrow Shares is equal to the Claimed Amount covered by such Claim Notice. Any Escrow Property and Escrow Shares so retained in escrow shall be distributed only in accordance with the terms of clauses (i) or (ii) of Section 3(a) hereof.

          (c) Any distribution of all or a portion of the Escrow Property and Escrow Shares to the Company shall be made, in the event of Escrow Shares, by delivery of stock certificates issued in the name of the Company, and in the event of Escrow Property, by check or wire transfer. Distributions to the Company shall be made by mailing a stock certificate or such other property to the Company at the address in Section 8 (or such other address as may be provided in writing to the Escrow Agent by the Company). No fractional Escrow Shares shall be distributed to Company pursuant to this Escrow Agreement. Instead, the number of shares the Company shall receive shall be rounded up or down to the nearest whole number.

     4. VALUATION OF ESCROW SHARES. For purposes of this Escrow Agreement, the "Value" of any Escrow Shares shall be $2.88 per share multiplied by the number of such Escrow Shares.


 5.  INVESTMENT OF FUNDS.

     In the event that the escrow consists of property other than the Escrow Shares (the "Escrow Property"), then

          (a) INVESTMENT OF FUNDS. If the Escrow Agent shall have received specific written investment instruction from the Company (which shall include instruction as to term to maturity, if applicable), on a timely basis, the Escrow Agent shall invest the Escrow Property in Eligible Investments, pursuant to and as directed in such instruction.

               "Eligible  Investments"  shall  mean (i)  obligations  issued  or guaranteed by the United States of America or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof); (ii) obligations (including certificates of deposit and banker's acceptances) of any domestic commercial bank having capital and surplus in excess of $500,000,000; (iii) repurchase obligations for underlying securities of the type described in clause (i); (iv) investment in the Escrow Agent's "Insured Money Market Fund" (IMMA). If otherwise qualified, obligations of the Escrow Agent or any of its affiliates shall qualify as Eligible Investments.

          (b) ESCROW AGENT NOT RESPONSIBLE FOR INVESTMENT DECISIONS. Absent its timely receipt of such specific written investment instruction from the Company the Escrow Agent shall have no obligation or duty to invest (or otherwise pay interest on) the Escrow Property. All earnings received from the investment of the Escrow Property shall be credited to, and shall become a part of, the Escrow (and any losses on such investments shall be debited to the Escrow Account). The Escrow Agent shall have no liability for any investment losses, including without limitation any market loss on any investment liquidated prior to maturity in order to make a payment required hereunder.

          (c) TAX REPORTING. The Interested Parties agree that, for tax reporting purposes, all interest or other income earned from the investment of the Escrow Property in any tax year shall (i) to the extent such interest or other income is distributed by the Escrow Agent to any person or entity pursuant to the terms of this Agreement during such tax year, be reported as allocated to such person or entity, and (ii) otherwise shall be reported as allocated to the Company.

          (d) CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER. The Interested Parties agree to provide the Escrow Agent with a certified tax identification number by signing and returning a Form W-9 (or Form W-8, in case of non-U.S. persons) to the Escrow Agent prior to the date on which any income earned on the investment of the Escrow Property is credited to the Escrow Property. The Interested Parties understand that, in the event their tax identification numbers are not certified to the Escrow Agent, the Internal Revenue Code, as amended from time to time, may require withholding of a portion of any interest or other income earned on the investment of the Escrow Property.

     6. NO DUTY TO VOTE OR PRESERVE RIGHTS IN ESCROW STOCK. Neither the Escrow Agent nor its nominee shall be under any duty to take any action to preserve, protect, exercise or enforce any rights or remedies under or with respect to the Escrow Property and Escrow Shares (including without limitation with respect to the exercise of any voting or consent rights, conversion or exchange rights, defense of title, preservation of rights against prior matters or otherwise). Notwithstanding the foregoing, if the Escrow Agent receives a written request from the Company at least three (3) Business Days prior to the date on which the Escrow Agent is requested therein to take such action (or such later date as may be acceptable to the Escrow Agent), the Escrow Agent shall execute or cause its nominee to execute, and deliver to a proxy or other instrument in the form supplied to it by the Company for voting or otherwise exercising any right of consent with respect to any of the Escrow Shares held by it hereunder (provided that the Escrow Agent shall not be obliged to execute any such proxy or other instrument if, in its judgment, the terms thereof may subject the Escrow Agent to any liabilities or obligations in its individual capacity). The Escrow Agent shall not be under any duty or responsibility to forward to any Interested Party, or to notify any Interested Party with respect to, or to take any action with respect to, any notice, solicitation or other document or information, written or otherwise, received from an issuer or other person with respect to the Escrow Shares, including but not limited to, proxy material, tenders, options, the pendency of calls and maturities and expiration of rights.

     7. SALE OF ESCROW SHARES.

          In connection with any sale of the Escrow Shares pursuant to Section 2(e) of this Agreement, the Escrow Agent shall be entitled to receive and rely upon, prior to taking action in that regard, written direction from the Company as to the manner and method to be undertaken in carrying out such sale, including without limitation written direction (1) identifying the number of shares to be sold, (2) requesting the Escrow Agent to use a brokerage firm identified by the Company therein, or requesting the Escrow Agent to use its affiliated brokerage service, and (3) setting forth any necessary or special instructions with respect to the sale (including any stop loss or minimum price per share instruction); and the Company shall execute and deliver any instruments reasonably required by the Escrow Agent in order to carry out such sale or liquidation.

          The Escrow Agent shall have no responsibility in connection with such sale other than to make delivery of the Escrow Shares to the selected brokerage firm, with instruction (including any special instruction provided by the Company), and to receive and deposit into the Escrow Account (to be administered and distributed in accordance with this Agreement) as part of the Escrow Property and Escrow Shares, any net sale proceeds received therefrom. The Escrow Agent shall have no duty or obligation to determine or accomplish compliance with any applicable transfer restrictions; and it shall be the sole obligation of the party directing such sale to take any remaining actions, and to provide or deliver any necessary instruments or opinions (at its expense) necessary to comply with applicable transfer restrictions or applicable securities laws.

     The Escrow Agent shall have no liability for any actions or omissions of any such brokerage firm, and shall have no liability for the price or execution achieved. Without limiting the generality of the foregoing, the Company expressly acknowledges that (a) the Escrow Shares may be sent to a transfer agent to be reissued in saleable form, (b) the Escrow Shares may contain or be subject to transfer restrictions that may limit their marketability and impose restrictions upon the number or types of purchasers to whom they can be offered or sold, and (c) the Escrow Agent shall have no liability for any failure or delay (or any price change during any such delay) on the part of the Company or any transfer agent, or caused by any necessary registration or delivery procedures, or compliance with any applicable transfer restrictions involved in the transfer of such Escrow Shares.

          The Escrow Agent shall be entitled to contract with any brokerage firm (which may be selected by the Escrow Agent without liability on its part, taking into consideration any brokerage firm requested by the Company, as provided above), which may be affiliated with the Escrow Agent, and may enter into any such contract on a "best efforts" basis with the brokerage firm. The Escrow Agent shall be indemnified hereunder for any costs, expenses and risks associated therewith or arising thereunder (other than resulting from its own gross negligence or willful misconduct), and the proceeds of sale to be added to this escrow shall be net of all brokerage commissions and charges.

          The net sale proceeds of any such sale of Escrow Shares received by the Escrow Agent shall be added to and administered as a part of the escrow established by this Agreement, less a Sales Administration Fee (as hereinafter defined). The "Sales Administration Fee" shall mean a fee equal to five hundred dollars ($500.00) (the "Minimum Sales Fee") which shall be due and payable upon the first such sales transaction; provided, however, that in the event of more than one hundred (100) sale transactions in the aggregate (the "Minimum Fee Limit"), a fee in addition to the Minimum Sales Fee shall be assessed for each sale transaction after the Minimum Fee Limit, in an amount equal to five dollars ($5.00) per sales transaction (the "Additional Sales Fee"), due and payable at the time of each such sale. For purposes of determining whether the Minimum Fee Limit has been reached, and for purposes of assessing the Additional Sales Fee, any individual sale (whether or not effected on the same day) shall be counted as a separate sales transaction, and the Sales Administration Fee shall be assessed each day any sale of shares is effected until the total number of shares directed to be sold are sold.

 8. CONCERNING THE ESCROW AGENT.

          Each Interested  Party  acknowledges  and agrees that the Escrow Agent
     (i) shall  not be  responsible  for any of the  agreements  referred  to or described herein (including without limitation the Asset Purchase Agreement), or for determining or compelling compliance therewith, and shall not otherwise be bound thereby, (ii) shall be obligated only for the performance of such duties as are expressly and specifically set forth in this Agreement on its part to be performed, each of which is ministerial (and shall not be construed to be fiduciary) in nature, and no implied duties or obligations of any kind shall be read into this Agreement against or on the part of the Escrow Agent, (iii) shall not be obligated to take any legal or other action hereunder which might in its judgment involve or cause it to incur any expense or liability unless it shall have been furnished with acceptable indemnification, (iv) may rely on and shall be protected in acting or refraining from acting upon any written notice, instruction (including, without limitation, wire transfer instructions, whether incorporated herein or provided in a separate written instruction), instrument, statement, certificate, request or other document furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper person, and shall have no responsibility for making inquiry as to or determining the genuineness, accuracy or validity thereof, or of the authority of the person signing or presenting the same, and (v) may consult counsel satisfactory to it, including in-house counsel, and the opinion or advice of such counsel in any instance shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or advice of such counsel. Documents and written materials referred to in this paragraph include, without limitation, e-mail and other electronic transmissions capable of being printed, whether or not they are in fact printed; and any such e-mail or other electronic transmission may be deemed and treated by the Escrow Agent as having been signed or presented by a person if it bears, as sender, the person's e-mail address.

          The Escrow Agent shall not be liable to anyone for any action taken or omitted to be taken by it hereunder except in the case of the Escrow Agent's gross negligence or willful misconduct in breach of the terms of this Agreement. In no event shall the Escrow Agent be liable for indirect, punitive, special or consequential damage or loss (including but not limited to lost profits) whatsoever, even if the Escrow Agent has been informed of the likelihood of such loss or damage and regardless of the form of action.

          The Escrow Agent shall have no more or less responsibility or liability on account of any action or omission of any book-entry depository, securities intermediary or other subescrow agent employed by the Escrow Agent than any such book-entry depository, securities intermediary or other subescrow agent has to the Escrow Agent, except to the extent that such action or omission of any book-entry depository, securities intermediary or other subescrow agent was caused by the Escrow Agent's own gross negligence or willful misconduct in breach of this Agreement. The Escrow Agent is hereby authorized, in making or disposing of any investment permitted by this Agreement, to deal with itself (in its individual capacity) or with any one or more of its affiliates, whether it or such affiliate is acting as a subagent of the Escrow Agent or for any third person or dealing as principal for its own account.

          Notwithstanding any term appearing in this Agreement to the contrary, in no instance shall the Escrow Agent be required or obligated to distribute any Escrow Property and Escrow Shares (or take other action that may be called for hereunder to be taken by the Escrow Agent) sooner than two (2) Business Days after (i) it has received the applicable documents required under this Agreement in good form, or (ii) passage of the applicable time period (or both, as applicable under the terms of this Agreement), as the case may be.

          All cash deposits and cash payments hereunder, or pursuant to the terms hereof shall be in U.S. dollars.

9. COMPENSATION, EXPENSE REIMBURSEMENT AND INDEMNIFICATION.

          Each of the Interested Parties agrees, jointly and severally, (i) to pay or reimburse the Escrow Agent for its reasonable attorney's fees and expenses incurred in connection with the preparation of this Agreement and
     (ii) to pay the Escrow Agent's compensation for its normal services hereunder in accordance with the fee schedule attached hereto as Exhibit A and made a part hereof, which may be subject to change hereafter by the Escrow Agent on an annual basis.

          Each of the Interested Parties agrees, jointly and severally, to reimburse the Escrow Agent on demand for all reasonable costs and expenses incurred in connection with the administration of this Agreement or the escrow created hereby or the performance or observance of its duties hereunder which are in excess of its compensation for normal services hereunder, including without limitation, payment of any legal fees and expenses incurred by the Escrow Agent in connection with resolution of any claim by any party hereunder; provided that, Company shall be solely responsible for payment or reimbursement to the Escrow Agent for its reasonable attorney's fees and expenses incurred in connection with any sale of Escrow Shares pursuant to Sections 2(e) and 7.

          Each of the Interested Parties covenants and agrees, jointly and severally, to indemnify the Escrow Agent (and its directors, officers and employees) and hold it (and such directors, officers and employees) harmless from and against any loss, liability, damage, cost and expense of any nature incurred by the Escrow Agent arising out of or in connection with this Agreement or with the administration of its duties hereunder, including but not limited to reasonable attorney's fees and other costs and expenses of defending or preparing to defend against any claim of liability unless and except to the extent such loss, liability, damage, cost and expense shall be caused by the Escrow Agent's gross negligence, or willful misconduct. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement and the resignation of the Escrow Agent.


          Notwithstanding anything herein to the contrary, the Escrow Agent shall have and is hereby granted a possessory lien on and security interest in the Escrow Property and Escrow Shares, and all proceeds thereof, to secure payment of all amounts owing to it from time to time hereunder, whether now existing or hereafter arising. The Escrow Agent shall have the right to deduct from the Escrow Property and Escrow Shares, and proceeds thereof, any such sums, upon one Business Day's notice to the Interested Parties of its intent to do so. Without altering or limiting the joint and several liability of any of the Interested Parties to the Escrow Agent hereunder, each of the Interested Parties agrees as between themselves that they shall share, in equal amounts each, all amounts payable to the Escrow Agent pursuant to this Section.

10. TAX  INDEMNIFICATION.

          Each of the Interested Parties agrees, jointly and severally, (i) to assume any and all obligations imposed now or hereafter by any applicable tax law with respect to any payment or distribution of the Escrow Property and Escrow Shares or performance of other activities under this Agreement,
     (ii) to instruct the Escrow Agent in writing with respect to the Escrow Agent's responsibility for withholding and other taxes, assessments or other governmental charges, and to instruct the Escrow Agent with respect to any certifications and governmental reporting that may be required under any laws or regulations that may be applicable in connection with its acting as Escrow Agent under this Agreement, and (iii) to indemnify and hold the Escrow Agent harmless from any liability or obligation on account of taxes, assessments, additions for late payment, interest, penalties, expenses and other governmental charges that may be assessed or asserted against the Escrow Agent in connection with, on account of or relating to the Escrow Property and Escrow Shares, the management established hereby, any payment or distribution of or from the Escrow Property and Escrow Shares pursuant to the terms hereof or other activities performed under the terms of this Agreement, including without limitation any liability for the withholding or deduction of (or the failure to withhold or deduct) the same, and any liability for failure to obtain proper certifications or to report properly to governmental authorities in connection with this Agreement, including costs and expenses (including reasonable legal fees and expenses), interest and penalties. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement and the resignation of the Escrow Agent

          11. DISPUTE RESOLUTION. It is understood and agreed that, should any dispute arise with respect to the delivery, ownership, right of possession, and/or disposition of the Escrow Property and Escrow Shares, or should any claim be made upon the Escrow Agent or the Escrow Property and Escrow Shares by a third party, the Escrow Agent upon receipt of notice of such dispute or claim is authorized and shall be entitled (at its sole option and election) to retain in its possession without liability to anyone, all or any of said Escrow Property and Escrow Shares until such dispute shall have been settled either by the mutual written agreement of the parties involved or by a final order, decree or judgment of a court in the United States of America, the time for perfection of an appeal of such order, decree or judgment having expired. The Escrow Agent may, but shall be under no duty whatsoever to, institute or defend any legal proceedings which relate to the Escrow Property and Escrow Shares.

     12.  WAIVER OF JURY  TRIAL.


          THE ESCROW AGENT AND THE INTERESTED PARTIES HEREBY WAIVE A TRIAL BY JURY OF ANY AND ALL ISSUES ARISING IN ANY ACTION OR PROCEEDING BETWEEN THEM OR THEIR SUCCESSORS OR ASSIGNS, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF ITS PROVISIONS OR ANY NEGOTIATIONS IN CONNECTION HEREWITH.


     13. FORCE MAJEURE. The Escrow Agent shall not be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include but not be limited to acts of God, strikes, lockouts, riots, acts of war, epidemics, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.


     14. REPRODUCTION OF DOCUMENTS. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, and (b) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, optical disk, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

 15. ASSIGNEES.

          (a) This Escrow Agreement, and the rights and obligations of the Company hereunder, may be assigned by the Company to any person or entity, and such transferee shall have all of the power, authority, rights and privileges conferred by this Escrow Agreement upon the original Company, and the term "Company" as used herein shall be deemed to include successor Company; provided that such transferee agrees in writing to be bound by the terms and conditions of this Escrow Agreement.

          (b) The Escrow Agent may execute any of its powers or responsibilities hereunder and exercise any rights hereunder, either directly or by or through its agents or attorneys. Nothing in this Escrow Agreement shall be deemed to impose upon the Escrow Agent any duty to qualify to do business in any jurisdiction other than the Commonwealth of Massachusetts or to act as fiduciary. The Escrow Agent shall not be responsible for and shall not be under a duty to examine, inquire into or pass upon the validity, binding effect, execution or sufficiency of this Escrow Agreement or of any amendment or supplement hereto.

     16. AMOUNTS PAYABLE BY THE PARTIES. The amounts payable by the Interested Parties under this Escrow Agreement (i.e., the fees of the Escrow Agent payable and the indemnification obligations pursuant to Section 9) shall be paid in cash, by certified check or by wire transfer of immediately available funds. The Escrow Agent shall notify the Buyer and/or the Company, as the case may be, of any such amount payable by such party, as soon as it becomes aware that any such amount is payable, with a copy of such notice to the other parties to this Escrow Agreement.

     17. TERMINATION. This Escrow Agreement shall terminate upon the distribution by the Escrow Agent of all of the Escrow Shares in accordance with this Escrow Agreement; provided that the provisions of Sections 9 and 10 shall survive such termination.

     18. NOTICES. All notices, instructions and other communications given hereunder or in connection herewith shall be in writing. Any such notice, instruction or communication shall be sent either (i) by registered or certified mail, return receipt requested, postage prepaid, or (ii) via a reputable nationwide overnight courier service, in each case to the address set forth below. Any such notice, instruction or communication shall be deemed to have been delivered two business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one business day after it is sent via a reputable nationwide overnight courier service.

     If to Company:                       with a copy to:
     Magnitude Network, Inc.              Hale and Dorr LLP
     c/o CMGI, Inc.                       60 State Street
     100 Brickstone Sq.                   Boston, MA 02109
     Andover, MA 01810                    Tel: (617) 526-6000
     Attention:  General Counsel          Fax: (617) 526-5000
     and Chief Financial Officer          Attn: Mark G. Borden, Esq.
     Tel: (978) 684-3600
     Fax: (978) 684-3601
                                          and to:
                                          iCast Corporation
                                          78 Dragon Court
                                          Woburn, MA 01801
                                          Attention:  Chief Financial Officer
                                          Tel: (781) 994-4100
                                          Fax: (781) 994-0700





     If to Buyer:                         with a copy to:
     GlobalMedia.com                      Clark, Wilson, Barristers & Solicitors
     400 Robinson Street                  800-885 West Georgia Street
     Vancouver, B.C.  V6B 2B4             Vancouver, B.C., Canada
     Tel: (604) 688-9994                  V6C 3H1
     Fax: (604) 688-9996                  Tel: (604) 687-5700
     Attn: Chief Financial Officer        Fax: (604) 687-6314
                                          Attn: David Cowan, Esq.





         If to the Escrow Agent:
         By Mail:

         State Street Corporation
         Corporate Trust
         P.O. Box 778
         Boston, MA  02102-0778
         Attention:  Corporate Trust Department, 6th Floor
                     Magnitude/GlobalMedia.com
         Facsimile: (617) 662-1463

         By Overnight or Courier:

         State Street Corporation
         Two Avenue de Lafayette
         Boston, MA  02111-1724
         Attention:  Corporate Trust Department, 6th Floor
                     Magnitude/GlobalMedia.com
         Facsimile: (617) 662-1463

     Any party may give any notice, instruction or communication in connection with this Escrow Agreement using any other means (including personal delivery, telecopy or ordinary mail), but no such notice, instruction or communication shall be deemed to have been delivered unless and until it is actually received by the party to whom it was sent. Any party may change the address to which notices, instructions or communications are to be delivered by giving the other parties to this Escrow Agreement notice thereof in the manner set forth in this
Section 10.

     19. SUCCESSOR ESCROW AGENT. In the event the Escrow Agent becomes unavailable or unwilling to continue in its capacity herewith, the Escrow Agent may resign and be discharged from its duties or obligations hereunder by delivering a resignation to the parties to this Escrow Agreement, not less than 60 days prior to the date when such resignation shall take effect. The Buyer may appoint a successor Escrow Agent without the consent of the Company so long as such successor is a bank with assets of at least $500 million, and may appoint any other successor Escrow Agent with the consent of the Company, which shall not be unreasonably withheld. If, within such notice period, the Buyer provides to the Escrow Agent written instructions with respect to the appointment of a successor Escrow Agent and directions for the transfer of any Escrow Shares then held by the Escrow Agent to such successor, the Escrow Agent shall act in accordance with such instructions and promptly transfer such Escrow Shares to such designated successor. If no successor Escrow Agent is named as provided in this Section 19 prior to the date on which the resignation of the Escrow Agent is to properly take effect, the Escrow Agent may apply to a court of competent jurisdiction for appointment of a successor Escrow Agent.


20. GENERAL.

          (a) GOVERNING LAW; ASSIGNS. This Escrow Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts without regard to conflict-of-law principles and shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

          (b) COUNTERPARTS. This Escrow Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          (c) ENTIRE AGREEMENT. Except for those provisions of the Purchase Agreement referenced herein, this Escrow Agreement constitutes the entire understanding and agreement of the parties with respect to the subject matter of this Escrow Agreement and supersedes all prior agreements or understandings, written or oral, between the parties with respect to the subject matter hereof.

          (d) WAIVERS. No waiver by any party hereto of any condition or of any breach of any provision of this Escrow Agreement shall be effective unless in writing. No waiver by any party of any such condition or breach, in any one instance, shall be deemed to be a further or continuing waiver of any such condition or breach or a waiver of any other condition or breach of any other provision contained herein.


          (e) AMENDMENT. This Escrow Agreement may be amended only with the written consent of the Buyer, the Escrow Agent and the Company.


          (f) CONSENT TO JURISDICTION AND SERVICE. The parties hereby absolutely and irrevocably consent and submit to the jurisdiction of the courts in the Commonwealth of Massachusetts and of any Federal court located in said Commonwealth in connection with any actions or proceedings brought against any party hereto by the Escrow Agent arising out of or relating to this Escrow Agreement. In any such action or proceeding, the parties hereby absolutely and irrevocably waive personal service of any summons, complaint, declaration or other process and hereby absolutely and irrevocably agree that the service thereof may be made by certified or registered first-class mail directed to such party, at their respective addresses in accordance with Section 18 hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have duly executed this Escrow Agreement as of the day and year first above written.


                                        GLOBALMEDIA.COM By:

                                        By: /s/ Winston Barta
                                        ---------------------

                                        MAGNITUDE NETWORK, INC.

                                        By: /s/ Todd I. Schmidt
                                        ----------------------

                                        STATE STREET BANK
                                        AND TRUST COMPANY


                                        By: /s/
                                        -----------------------